Going Concern	9 Months Ended
Sep. 30, 2019
Going Concern
Going Concern

1	Going Concern

Aeterna Zentaris Inc. (“Aeterna Zentaris” or the “Company”) has incurred significant expenses in its efforts to develop and co-promote products. Consequently, the Company has incurred operating losses and negative cash flow from operations historically and in each of the last several years except for the year ended December 31, 2018 when the Company earned revenue from the sale of a license for the adult indication of Macrilen™ (macimorelin) in the United States and Canada (note 5). As at September 30, 2019, the Company had an accumulated deficit of $317 million. The Company also had a net loss of $5,036 for the nine months ended September 30, 2019, and negative cash flow from operations of $7,771 in this period.

The Company’s principal focus is on the licensing and development of Macrilen™ (macimorelin) and it currently does not have any other approved products. Under the terms of License and Assignment Agreement (as defined below), Novo Nordisk A/S (“Novo”) is funding 70% of the pediatric clinical trial submitted to the EMA and FDA, the Company’s sole development activity.

On March 12, 2019, the Company announced that its board of directors formed a special committee of independent directors (the “Special Committee”) to review strategic options available to the Company and the engagement of Torreya, its financial advisor. In October 2019, the Company ended its arrangement with Torreya and re-commenced business development activities on its own. Based on the contract with Torreya, should the Company agree to license macimorelin to certain companies in a defined period of time after the cancellation of the contract the Company would owe a fee to Torreya

Management has evaluated whether material uncertainties exist relating to events or conditions and has considered the following in making that critical judgment.

The ability of the Company to realize its assets and meet its obligations as they come due is dependent on earning sufficient revenues under the License and Assignment Agreement, developing opportunities for Macrilen™ (macimorelin) in the rest of the world, realizing other monetizing transactions, and raising additional sources of funding, the outcome of which cannot be predicted at this time. The revenue provided under the License and Assignment Agreement was $29 for the nine months ended September 30, 2019 and as at September 30, 2019, the Company had cash of $10,862. In September 2019, the Company closed an equity financing which provided $4,202 in net cash proceeds.

A significant portion of the Company’s cash is held in Aeterna Zentaris GmbH (“AEZS Germany”), our wholly owned German subsidiary. AEZS Germany is also the counter-party for revenue earned under the License and Assignment Agreement. If and when current and medium term liabilities of AEZS Germany exceed the values ascribed to AEZS Germany’s assets, it may no longer be possible under applicable German solvency laws for AEZS Germany’s operations to continue. The Company has some discretion to manage research and development costs, administrative expenses and capital expenditures in order to maintain its cash liquidity; however, the Company will need to conclude agreement(s) for licensing or selling the European or worldwide rights to Macrilen™ (macimorelin) and, if necessary, obtain further financing in order to continue its currently planned operations.

Management has assessed the Company’s ability to continue as a going concern and concluded that additional capital will be required. There can be no assurance that the Company will be able to execute license or purchase agreements or to obtain equity or debt financing, or on terms acceptable to it. Factors within and outside the Company’s control could have a significant bearing on its ability to obtain additional financing. As a result, management has determined that there are material uncertainties that may cast significant doubt upon the Company’s ability to continue as a going concern.

These financial statements have been prepared on a going concern basis, which asserts the Company has the ability in the near term to continue to realize its assets and discharge its liabilities and commitments in a planned manner giving consideration to the above and expected possible outcomes. Conversely, if the going concern assumption is not appropriate, adjustments to the carrying amounts of the Company’s assets, liabilities, revenues, expenses and balance sheet classifications may be necessary, and these adjustments could be material.